Subsequent events	3 Months Ended
Mar. 31, 2018
Subsequent events
Subsequent events

21.   Subsequent events

•	On April 26, 2018, the Company received the amount of R$22.3 from HNA referring to the prepayment of the loan agreement.

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At an Extraordinary General Meeting held on April 27, 2018, the Company approved the execution of agreements aimed at the commercial partnership with the company Aigle Azur SAS, a company that holds the controlling shareholder of the Company.

•	On June 01, 2018 the Company announced the sale of six E-195s, continuing fleet transformation process. These aircraft were parked since the first quarter of 2018 to be prepared for sale

•	On June 01, 2018 the Company announced the preliminary impact of truck driver´s strike of approximately R$50.0, to be recognized in full in the second quarter of 2018.